Exhibit 99.2

Fourth Quarter & Full Year 2015 Earnings Results January 26, 2016 POLARIS INDUSTRIES INC.

Safe Harbor Except for historical information contained herein, the matters set forth in this document, including but not limited to management’s expectations regarding 2016 sales, shipments, margins, currencies, net income and cash flow, the opportunities for expansion and diversification of the Company’s business and the Company’s guidance on earnings per share are forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those forward-looking statements. Potential risks and uncertainties include such factors as product offerings, promotional activities and pricing strategies by competitors; manufacturing operation expansion initiatives; acquisition integration costs; warranty expenses; foreign currency exchange rate fluctuations; environmental and product safety regulatory activity; effects of weather; commodity costs; uninsured product liability claims; uncertainty in the retail and wholesale credit markets; performance of affiliate partners; changes in tax policy and overall economic conditions, including inflation, consumer confidence and spending and relationships with dealers and suppliers. Investors are also directed to consider other risks and uncertainties discussed in our 2014 annual report and Form 10-K filed by the Company with the Securities and Exchange Commission. The Company does not undertake any duty to any person to provide updates to its forward-looking statements. The data source for retail sales figures included in this presentation is registration information provided by Polaris dealers in North America and compiled by the Company or Company estimates. The Company must rely on information that its dealers supply concerning retail sales, and other retail sales data sources and this information is subject to revision. Q4 1-26-16 2

Scott W. Wine Chairman & CEO Fourth Quarter & Full Year 2015 Earnings Results January 26, 2016 POLARIS INDUSTRIES INC.

Q4 2015 Sales and Income Q4 Sales Q4 Net Income ($ millions) ($ millions) $1,275.0 $1,105.6 Q4 2014 Q4 2015 $135.4 $110.7 Q4 2014 Q4 2015 Lower Q4 sales, operating income and net income ORV/Snowmobile sales down 18%; Motorcycles up 33%; Global Adjacent Markets down 20% Oil/Ag and low snowfall pressured sales Sales in EMEA down 13%, mostly currency; Latin America up 26%; Asia Pacific up 3% Earnings per share decreased 16% to $1.66 Gross profit margin down 77 bps from negative currency and reduced shipments N.A. dealer inventory levels up 5%, in line with expectations ORV down mid-single digits, below implied guidance Difficult Retail Environment Impacted Results Q4 1-26-16 4

2015 Sales and Net Income Total Company Sales Net Income ($ millions) ($ millions) $4,479.6 $4,719.3 FY 2014 FY 2015 $454.0 $455.4 FY 2014 FY 2015 Grew Full Year Sales 5%; Net income flat All businesses gained market share in 2015 International sales down 5% (up 10% excluding currency) Constant Currency: EMEA +2%; Latin America +66%; Asia Pacific +21%; Pretax Income included ~$70 million of negative currency Earnings per share up 2% to $6.75 Repurchased 2.2 million shares for $294 million Net income margin down 49 bps from 2014 78% 15% 7% ORV / Snowmobiles Motorcycles Adjacent Markets FY 2015 Sales by Reporting Segments (includes respective PG&A) Grew Market Share in All Businesses Despite Tough Economic Headwinds Q4 1-26-16 5

POLARIS

Polaris Strategic Objectives

Vision & Strategy

VISION
Fuel the passion of riders, workers and outdoor enthusiasts around the world by delivering innovative, high quality vehicles, products, services and experiences that enrich their lives.

STRATEGY
Polaris will be a highly profitable, customer centric, $8B global enterprise by 2020. We will make the best off-road and on-road vehicles and products for recreation, transportation and work supporting consumer, commercial and military applications. Our winning advantage is our innovative culture, operational speed and flexibility, and passion to make quality products that deliver value to our customers.

Guiding Principles

Best People, Best Team

Safety & Ethics Always

Customer Loyalty

Strategic Objectives

Best in Powersports PLUS
5-8% annual organic growth

Growth Through Adjacencies
>$2B from acquisitions & new markets

Global Market Leadership
>33% of Polaris revenue

LEAN Enterprise is Competitive Advantage
Significant Quality, Delivery & Cost Improvement

Strong Financial Performance
Sustainable, profitable growth
Net Income Margin >10%

Performance Priorities

Growth

Margin Expansion

Product & Quality Leadership

LEAN Enterprise

GROW SALES >$8 Billion by 2020 | 12% CAGR **INCREASE NET INCOME** >10% of Sales by 2020 | 13% CAGR

2020 Strategic Objectives Remain Acheivable

Q4 1-26-16

6

Organizational Changes Strategic Objectives Best in Powersports PLUS 5-8% annual organic growth Global Market Leadership >33% of Polaris revenue Strong Financial Performance Sustainable, profitable growth Net Income Margin >10% Growth through Adjacencies >$2B from acquisitions & new markets LEAN Enterprise is Competitive Advantage Significant Quality, Delivery & Cost Improvement Performance Priorities Growth Margin Expansion Product & Quality Leadership LEAN Enterprise MATT HOMAN President – Off-Road Vehicles (January 2016) Side-by-Side and ATV Off-Road Vehicles: RANGER®, RZR®, Polaris GENERAL®, Polaris ACE®, and Sportsman® 13+ years with Polaris Most recently President – Global Adjacent Markets Formerly V.P. – ORV from 2008 to 2011 DAVID LONGREN S.V.P. – Enterprise Cost (January 2016) Accelerate Lean Transformation Align Engineering, Operations and functional groups for cost-down 13+ years with Polaris Most recently President – Off-Road Vehicles Leadership to Meet Demands of an Evolving Market Q4 1-26-16 7

Bennett Morgan President & COO POLARIS INDUSTRIES INC. Fourth Quarter & Full Year 2015 Earnings Results January 26, 2016

N.A. Retail Sales & Dealer Inventory – FY 2015 N.A. Powersports Market Share & Retail Sales N.A. Dealer Inventory Market Share FY Retail Sales Grew +5% Share in 2015 2010 2011 2012 2013 2014 2015 Consolidated Market Share in Units Using Total Motorcycle Industry +5% -0% Polaris Industry 2014 2015 -5% Existing ORV Models 2% New ORV models 5% Snowmobiles 2% Slingshot/Indian 1% New Dealers 5% Total Increase Polaris N.A. retail 6% for Q4 and 5% FY 2015 vs. 2014 Gained powersports share in Q4 and 2015 – #1 share leader for 6 consecutive years Polaris year-end 2015 N.A. dealer inventory 5% vs. 2014 ORV mid-single digits %, motorcycle over 50%, snowmobiles over 25%, Global Adjacent Markets ATV RFM working well – SxS transitions to RFM in 2H 2016 Market Share Growth Continues; Achieved Dealer Inventory Targets Q4 1-26-16 9

Off-Road Vehicles (ORV) Polaris ORV Vehicle Sales Summary ($ millions) -20% $590.7 -2% $2,747.7 Q4 2015 Actual FY 2015 Actual Every ORV product line grew retail sales in 2015 Polaris ORV Q4 2015 retail sales were lowsingle digits SxS mid-single digits % ATV and ACE® low-single digits % Oil region retail 10% in 2015; upper-teens % in Q4 ORV remains #1 and gaining market share MY‘16 products successful against aggressive competition Recently entered rec/utility category with the new Polaris GENERAL™ Promotions and competitive pressures ongoing Maintain #1 Market Share Position Q4 1-26-16 10

POLARIS

Snowmobiles

RMK® INDY® RUSH® SWITCHBACK® TIMBERSLED



Polaris Snowmobile Vehicle Sales

($ millions)


-25%
$103.5
~Flat
$322.8
Q4 2015 Actual
FY 2015 Actual

Summary

- N.A. Industry season-to-date (STD) retail ⬇ over 20% – poor snow conditions
- Polaris N.A. retail ⬇ STD mid-teens % - largest share gainer STD
- N.A. Dealer inventory for Polaris and Industry ⬆ about 25%
- New MY'16 RMK® sleds with AXYS® chassis selling well
  - #1 STD in mountains
- Early Q1 2016 snow conditions have improved

Gaining Share Season-to-Date in Down Market

Q4 1-26-16 11

POLARIS

Motorcycles

"Modern American Muscle"


VICTORY
Est. 1998

"Legendary"


Indian
MOTORCYCLE
Acquired 2011

"Building an Icon"


SLINGSHOT
Moto-Roadster
Est. 2014

Polaris Motorcycle Vehicle Sales

($ millions)


+43%
$147.9
+74%
$607.9
Q4 2015
Actual
FY 2015
Actual

Summary

Polaris N.A. motorcycle Q4 retail sales ⬆ low-single digits %, tough comps

- Indian® ⬆; retail, share, and dealer expansion
- Victory® ⬇; low product availability
- Mid to heavyweight Industry ⬇ upper-single digits %
- Slingshot® ⬆ over difficult Q4'14 comps

Scout Sixty™ introduced, the 2nd mid-sized Indian®

- Appealing entry price point at $8,999

Aggressive 1H 2016 investment planned for Slingshot®

Motorcycle Growth Continues; Product Availability Improving

Q4 1-26-16

12

Global Adjacent Markets (GAM) Global Adjacent Markets Vehicle Sales Summary ($ millions) -21% $67.0 $67.0 -4% $259.8 $259.8 Q4 2015 Actual FY 2015 Actual Axiam® sales in Q4 and 2015 #1 - gained share for 2015 National Accounts sales Launched completely redesigned GEM® Better ergonomics, lower costs, refreshed style Military due to government spending delays Growing Market Share & Continuous Quality Improvement Q4 1-26-16 13

Parts, Garments & Accessories (PG&A) FY 2015 Sales by Category Accessories Parts Apparel 53% 39% 8% PG&A Sales – All Businesses ($ millions) FY 2015 by Reporting Segments 82% 11% 7% ORV/Snowmobiles Motorcycles Adjacent Markets -7% $196.5 +5% $781.1 Q4 2015 Actual FY 2015 Actual Beginning in 2016, PG&A sales guidance is included within each reporting segment FY 2015 Sales by Geography & Segment Geography Reporting Segments +10% -17% +1% U.S. Canada Int'l +3% +30% +4% ORV/Snow Motorcycles Adjacent Markets Favorable U.S. Results Offset by Canada & Int’l Due to Currency Q4 1-26-16 14

International Total International Sales Sales by Region ($ millions) ($ millions) -8% (cc +3%) -5% (cc +10%) Q4 2015 FY 2015 EMEA -13% $135 Q4 2015 FY 2015 Reported -12% (cc +2%) $466 2015 Int’l Sales by Geography/Products (Includes PG&A) ORV/Snow Motorcycles Global Adjacent Markets EMEA Latin America Asia Pacific Latin America +26% $20 Q4 2015 2015 Reported +43% (cc +66%) $69 Asia Pacific (includes Australia/New Zealand) +3% $28 Q4 2015 FY 2015 Reported -6% (cc +21%) $117 Q4 1-26-16 15

Ken Pucel E.V.P. Operations, Engineering & Lean POLARIS INDUSTRIES INC. Fourth Quarter & Full Year 2015 Earnings Results January 26, 2016

POLARIS

Motorcycle – Spirit Lake Paint Update

Spirit Lake Paint Facility Upgrades



Motorcycle Paint Capacity Meets Demand


Outsource
Spearfish
Spirit Lake
Demand
1H 2015
2H 2015
1H 2016
2H 2016

Spearfish Paint Facility On-Line


POLARIS
SPEARFISH OPERATIONS
Indian
VICTORY

2016 Capacity Actions

Upgrades to Spirit Lake Paint Systems

Spearfish and outsourcing to optimize mix

Organizational upgrades in Spirit Lake

Capacity planning and MES upgrades

Slingshot MY'17 moving to Huntsville

Paint Capacity Recovered and Ramping for 2016

Q4 1-26-16

17

POLARIS

Huntsville Enables Lean and Facilitates Growth

Retail Flow Management

Improved Service Levels to Dealers


Dealers
Distribution
Plant Network
Supply Chain

Required Surge Capacity



Huntsville

Gross Profit Improvement



Accelerates Lean Progress

reduced complexity in Plant network


Production Control
Backshops
Assembly

Slingshot in Huntsville

Enables Slingshot & Motorcycles growth



Closer to our Customers



Advanced Technologies





Huntsville Important Strategic Enabler in Plant Network

Q4 1-26-16

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Mike Speetzen E.V.P. Finance & CFO POLARIS INDUSTRIES INC. Fourth Quarter & Full Year 2015 Earnings Results January 26, 2016

2016 Full Year Guidance Total Company Sales $4,719 2% to 3% Constant Currency Flat to 5% 2015 Actual FY 2016 Guidance Assumptions Maintain/grow market share Dealer inventory about flat Segment Expectations ORV/Snowmobiles Flat to mid-single digits % Motorcycles high-teens % Global Adjacent Markets mid-single digits % Gross Profit Margin 28.4% 90 to 140 bps Constant Currency Flat to 50 bps 2015 Actual FY 2016 Guidance Assumptions F/X = minus ~90 bps Huntsville start-up Q2’16 Commodities positive Earnings Per Share (diluted) $6.75 8% to 1% $6.20 to $6.80 Constant Currency Flat to 9% $6.75 to $7.35 2015 Actual FY 2016 Guidance Assumptions F/X = minus ~55¢ per share Share count down 1% to 2% (2.9M share repurchase authorization remaining) Net income $ down 1% to 10% Other 2016 Expectations Operating expenses: Slight improvement as a % of sales Income from financial services: In-line with total company sales Income taxes: Approx. 35% of pre-tax income International sales: low to mid-single digits % PG&A sales: Grow faster than overall company 2016 Guidance Range Wider Signaling Currency/End-Markets Risk Q4 1-26-16 20

2016 Sales Guidance by Reporting Segments ORV / Snowmobiles -1% $3,708.9 Flat to down mid-single digits % PG&A PG&A Snowmobiles Snowmobiles ORV ORV 2015 (Reclassified) 2016 Guidance Motorcycles +67% $698.3 Up High-teens % PG&A PG&A Indian Victory Slingshot Indian Victory Slingshot 2015 (Reclassified) 2016 Guidance Global Adjacent Markets -3% $312.1 Up mid-single digits % PG&A PG&A Work & Transportation Defense Work & Transportation Defense 2015 (Reclassified) 2016 Guidance Remain Optimistic for Modest Sales Growth & Market Share Gains Q4 1-26-16 21

2016 Gross Profit Margin Guidance By Component Q4 2015 Actual FY 2015 Actual FY 2016 Guidance Prior period 28.8% 29.4% 28.4% Production volume/capacity to Product cost reduction efforts Commodity costs Currency rates Higher selling prices Product mix Motorcycle Production Constraints New plant start-up costs Warranty costs Depreciation/Tooling amortization Sales promotional costs Current period 28.1% 28.4% 27.0% to 27.5% Change -77 bps -108 bps Down 90 to 140 bps By Reporting Segments Q4 2015 Actual FY 2015 Actual FY 2016 Guidance ORV/Snowmobiles 30.5% 32.1% Motorcycles 14.8% 13.9% Global Adjacent Markets 27.5% 27.0% Gross Profit Margin 28.1% 28.4% Improvement to gross profit margin % Headwind to gross profit margin % Neutral to gross profit margin % Q4 1-26-16 22

Foreign Currency Exposures for Polaris F/X Impacts vs. Prior Year ($ in millions) Actual Q4 2015 Actual FY 2015 FY 2016 Expectations* Sales ($35) ($160) ($80) Gross Profit ($23) ($106) ($80) Pretax Income ($12) ($70) ($55) *Assumes exchange rates remain at approximately the rate at the end of 2015 and exchange rates remain unchanged at both upper and lower ends of guidance range. Open 2016 F/X Hedging Contracts as of December 31, 2015 Foreign Currency Hedging Contracts Currency Impact on Net Income Compared to Prior Year Period Foreign Currency Currency Position Cash Flow Exposure Hedged Notional Amounts (US $ in Millions) Avg. Exchange Rate of Open Contracts FY 2016 (Expectation) Canadian Dollar (CAD) Long 35% $82 $0.77 to 1 CAD Negative Australian Dollar (AUD) Long 60% $20 $0.71 to 1 AUD Negative Euro (EUR) Long 0% - - Negative Japanese Yen (JPY) Short 40% $10 120 Yen to $1 Positive Mexican Peso (MXN) Short 80% $33 16 Peso to $1 Positive Significant Impact in Q4 & Full Year 2015, Expected to Persist into 2016 Q4 1-26-16 23

Polaris Financial Position Cash Drivers ($ millions) $138 $440 $139 $249 $246 $294 $13 $155 Cash YE 2014 Operating Activities Dividends Capex Net Borrowings Share Repurchase Other Cash Q3 2015 Capital Summary Dec. 2015 ($ millions) Fav/(Unfav) Dec. 2015 Cash $ 155.3 +13% Debt /Capital Lease Obligations $ 463.3 (105%) Shareholders’ Equity $ 981.5 14% Total Capital $1,444.8 33% Debt to Total Capital 32% (11%) Operating Cash Flow ($ millions) $529 -17% $440 Up Significantly FY 2014 FY 2015 2016 Expectations ROIC* 38% 32% FY 2014 FY 2015 *Defined as trailing 12 months net income divided by average total assets, minus average current liabilities 2015 Summary Operating cash flow 17%; factory inventory +144M vs. 2014 Increased share repurchases given current stock price 2016 Expectations Cap Ex expected to be slightly higher than 2015 Reflects Huntsville, Spirit Lake Investments Cash Flow significantly due to factory inventory  Strong Balance Sheet and Cash Flow Generation Q4 1-26-16 24

Income from Financial Services Income from Financial Services ($ millions) -7% $18.0 +12% $69.3 Grow in-line with company sales Retail Financing Wholesale Credit Retail Financing Wholesale Credit Other Q4 2015 FY 2015 2016 Expectations Wholesale Credit PA Receivables ($ millions) $1,141.1 +14% $1,305.3 FY 2014 FY 2015 Retail Credit Approval Rate Penetration Rate 58% 58% FY 2014 FY 2015 32% 31% FY 2014 FY 2015 Full Year income from financial services increased 12% Higher retail credit income Extended Polaris Acceptance JV agreement through 2022 – similar terms GE sale to Wells Fargo expected to close in March Extended Sheffield and Synchrony agreements to December 2020 Ample Financing Availability at Favorable Rates Q4 1-26-16 25

Scott W. Wine Chairman & CEO Fourth Quarter & Full Year 2015 Earnings Results January 26, 2016 POLARIS INDUSTRIES INC.

2016 Business Outlook Anticipate weak US GDP and weakening global markets Oil/gas and ag/farm economies not improving Powersports markets flat; remain competitive Polaris expected to maintain/grow share Dollar remains strong, currencies again a major headwind International focus on profitability; expand through M&A/partners Lean / Value Improvement Projects (VIP) gaining traction Inventory and lead time reductions major focus Continuing to fund significant R&D and growth investments Products, technologies, and services Positioned to Win in a Tough Market… and Beyond Q4 1-26-16 27

Thank you Questions?